EXHIBIT 31.2

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Carl D. Culp, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Farmers National Banc Corp.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

/s/ Carl D. Culp	Date: April 27, 2015
Carl D. Culp Executive Vice President and Treasurer (Principal Financial Officer)